UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2020

Structured Products Corp.
on behalf of

CorTS Trust for J.C. Penney Debentures

(Exact name of registrant as specified in its charter)

Delaware	001-32111	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street New York, New York	10013	(212) 723-4070
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events

Item 8.01 Other Events.

On April 9, 2019, an affiliate of the Depositor, Citigroup Global Markets Inc. (“CGMI”) exercised an affiliate exchange right pursuant to Section 24 of the Series Supplement for CorTS Trust for J.C. Penney Debentures to the Base Trust Agreement, each by and between, Structured Products Corp., as Depositor, and U.S. Bank Trust National Association, as Trustee, and dated as of May 21, 1999.  On such date CGMI exchanged 45,840 shares of CorTS Trust for J.C. Penney Debentures with a principal amount of $1,146,000 for $1,146,000 principal amount of J.C. Penney Company, Inc. 7-5/8% Debentures due March 1, 2097 (the “Underlying Securities”).

Following such exchange, $98,854,000 principal amount of the Underlying Securities are held under the Series Supplement and 3,954,160 shares of CorTS Trust for J.C. Penney Debentures in the principal amount of $98,854,000 are outstanding.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

1.	Trustee’s Report with respect to the April 9, 2020 Notice of the affiliate exchange right for J.C. Penney Debentures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Peter Aherne
___________________________
Name: Peter Aherne
Title: President

April 9, 2020

EXHIBIT INDEX

Exhibit		Page

1	Trustee’s Report with respect to the April 9, 2020 Notice of the affiliate exchange right for J.C. Penney Debentures	5

Exhibit 1

U.S. Bank National Association Global Corporate Trust Services 100 Wall Street, 6th Floor New York, NY 10005

INFORMATIONAL NOTICE

To the Holders of:

CorTS Trust For J.C. Penney Debentures
CUSIP:  220803100*

Please forward this notice to all beneficial holders.

U.S. Bank Trust National Association serves as trustee (the “Trustee”) for the above-referenced Certificates issued pursuant to the terms of the Base Trust Agreement by and between Structured Products Corporation (the “Depositor”) and the U.S. Bank Trust National Association (the “Trustee”), as supplemented by the CorTS Trust For J.C. Penney Debentures (the “Series Supplement”) dated as of May 21, 1999 by and between Structured Products Corp., as Depositor and U.S. Bank Trust National Association, as Trustee

$100,000,000 principal amount, J.C. Penney Company, Inc. 7-5/8% Debentures due March 1, 2097 CUSIP No. 708160BL9* (the “Underlying Securities”) issued by J.C. Penney Company, Inc. (the “Underlying Securities Issuer”).

U.S. Bank received a Notice and Direction from Citigroup Global Markets Inc. (CGMI) with respect to an Affiliate Exchange Right according to Section 24 of the “Series Supplement”.  On April 9th CGMI delivered 45,840 shares of Cusip 220803100 principal amount $1,146,000 to U.S. Bank and U.S. Bank was instructed to exchange and send $1,146,000 principal amount of 708160BL9 (“Affiliate Exchange”) the Underlying Securities to CGMI.

Following the exchange, $98,854,000 principal amount of the Underlying Securities are held under the Series Supplement and 3,954,160 shares of Cusip 220803100 principal amount 98,854,000 are outstanding.

U.S. Bank Trust National Association as Trustee	April 9, 2020

*Trustee is not responsible for selection or use of CUSIP numbers which are included solely for holder convenience.